EXHIBIT 13.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of AXIA Energia S.A. (the “Company”) on Form 20-F for the fiscal year ended December 31, 2025, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Ivan de Souza Monteiro, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
(i)the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934, as amended; and
(ii)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 24, 2026

	By:	/s/ Ivan de Souza Monteiro
Ivan de Souza Monteiro
Chief Executive Officer
Exh: 13.1-1